Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is entered into as of April 19, 2007 by and between HEARTLAND OIL AND GAS, CORP., a Nevada corporation (the “Company”), and UNIVERSAL PROPERTY DEVELOPMENT & ACQUISITION CORPORATION, a Nevada corporation (the “Purchaser”).

RECITALS

WHEREAS, the Purchaser is entering into a Note Purchase Agreement dated as of the date hereof (the “Note Agreement”) with SDS Capital Group, Ltd. and Baystar Capital II, L.P. (collectively, the “Sellers”) to purchase the outstanding promissory notes of the Company listed on Exhibit A to the Note Agreement (collectively, the “Notes”).

WHEREAS, the Company has provided the Sellers a Consent to Assignment of the Notes in consideration of receipt of the Purchase Price (as defined below).

WHEREAS, as a condition of the Purchaser entering into the Note Agreement, the Purchaser is requiring that the Company enter into this Agreement for purpose of the Company selling to the Purchaser 50,631,764 shares of the Company’s common stock, $.001 par value per share (the “Shares”), for an aggregate purchase price of $1,000,000 (the “Purchase Price”).

WHEREAS, the Company desires that the Purchasers agree to amend the Notes to extend the Maturity Date thereunder to December 31, 2007.

WHEREAS, the Company desires to sell the Shares to the Purchaser and the Purchaser desires to purchase the Shares for the Purchase Price.

AGREEMENT

The Company and the Purchaser, intending to be legally bound, agree as follows:

SECTION 1. SALE AND PURCHASE OF THE SHARES.

1.1 Sale and Purchase of the Shares. The Company shall issue, sell and deliver the Shares to the Purchaser and the Purchaser shall acquire the Shares from the Company, on the terms and subject to the conditions set forth in this Agreement.

1.2 Purchase Price. The Purchaser shall pay the Purchase Price to the Company for the Shares on the date hereof. The Company acknowledges that it has previously been paid $135,000 by the Purchaser, which will be applied to the Purchase Price.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser represents and warrants as follows:

2.1 Authority, Approval and Enforceability.

(a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns.

(b) The Purchaser has full power and authority to execute, deliver and perform its obligations under this Agreement and all agreements, instruments and documents contemplated hereby, and all actions of the Purchaser necessary for such execution, delivery and performance have been duly taken.

(c) This Agreement, when executed and delivered, is a legal, valid and binding obligation of the Purchaser, and, upon due execution and delivery by the parties thereto, all agreements, instruments and documents to be executed by the Purchaser in connection with the transactions contemplated hereby will be legal, valid and binding obligations of the Purchaser, each enforceable against the Purchaser in accordance with its respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

2.2 Compliance with Other Instruments. The execution, delivery, and performance of and compliance with this Agreement and payment of the Purchase Price pursuant hereto, will not violate any contract or agreement to which the Purchaser is a party or by which the Purchaser is bound.

2.3 Litigation. There is no action, suit, proceeding or investigation pending, or currently threatened, against the Purchaser that questions the validity of this Agreement or the right of the Purchaser to enter into any such agreement, or to consummate the transactions contemplated hereby.

2.4 No Consent Required. No consent, authorization, approval, order, license, certificate or permit or act of or from, or declaration or filing with, any foreign, federal, state, local or other governmental authority or regulatory body or any court or other tribunal or any party to any contract, agreement, instrument, lease or license to which the Purchaser is a party, is required for the execution, delivery or performance by the Purchaser of this Agreement or any of the other agreements, instruments and documents being or to be executed and delivered hereunder or in connection herewith or for the consummation of the transactions contemplated hereby.

2.5 Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company that the Shares to be received by the Purchaser will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such

Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such Person or to any third person, with respect to any of the Shares.

2.6 Disclosure of Information. The Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company.

2.7 Private Placement. Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered or qualified under any state securities laws on the grounds that such Shares are being issued in a transaction exempt from the registration requirements of the Securities Act and the registration or qualification requirement of applicable state securities laws, and that the Shares must be held indefinitely unless the Shares are subsequently registered under the Securities Act and qualified or registered under applicable state securities laws or an exemption from registration and qualification is available, and that the Company is under no obligation to register or qualify the Shares.

2.8 Accredited Purchaser. Purchaser is an “accredited Purchaser” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made hereunder by it and it is able to bear the economic risk of its investment.

2.9 Reliance. Purchaser understands and acknowledges that (i) the Shares to be acquired by it hereunder are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and the Purchaser hereby consents to such reliance.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants, to and for the benefit of the Purchaser, as follows:

3.1 Authority, Approval and Enforceability.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns

(b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and all agreements, instruments and documents contemplated hereby, and all actions of the Company necessary for such execution, delivery and performance have been duly taken.

(c) This Agreement, when executed and delivered, is a legal, valid and binding obligation of the Company, and, upon due execution and delivery by the parties thereto, all agreements, instruments and documents to be executed by the Company in connection with the transactions contemplated hereby will be legal, valid and binding obligations of the Company, each enforceable against the Company in accordance with its respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

3.2 Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of common stock, 47,737,013 of which are issued and outstanding as of April 10, 2007, and 5,000,000 shares of preferred stock, none of which are issued and outstanding. Schedule 3.2 hereto contains a complete itemized list of all the outstanding notes, debentures and other debt securities of the Company as of April 10, 2007, including the Notes, and all trade debts of the Company in excess of $10,000. Other than as disclosed on Schedule 3.2(a), there are currently no options or warrants outstanding which are convertible into shares of the capital stock of the Company.

3.3 Offering. Subject in part to the truth and accuracy of the Purchaser’s representations set forth in Section 2 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended, and state securities and “blue sky” laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.4 Valid Issuance of Shares. The Shares when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, outstanding, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and Federal securities laws.

3.5 No Conflict. The execution and delivery by the company of this Agreement and any other agreements, instruments and documents to be executed and delivered by the Company pursuant hereto do not, and the performance and consummation by the Company of the transactions contemplated hereby and thereby will not, conflict with or result in any breach or violation of or default, termination, forfeiture or lien under (or upon the failure to give notice or the lapse of time, or both, result in any conflict with, breach or violation of or default, termination, forfeiture or lien under) any terms or provisions of any statute, rule, regulation, judicial or governmental decree, order or judgment, agreement, lease or other instrument to which the Company is a party or to which the Company or its assets are subject that has or is likely to have a material adverse effect on the Company.

3.6 Litigation. There is no action, suit, proceeding or investigation pending, or currently threatened, against the Company, other than as disclosed on Schedule 3.6, including any such action, suit, proceeding or investigation that questions the validity of this Agreement or the right of the Company to enter into any such agreement, or to consummate the transactions contemplated hereby.

3.7 No Consent Required. No consent, authorization, approval, order, license, certificate or permit or act of or from, or declaration or filing with, any foreign, federal, state, local or other governmental authority or regulatory body or any court or other tribunal or any party to any contract, agreement, instrument, lease or license to which the Company is a party or to which the Company is subject that has or is likely to have a material adverse effect on the Company, is required for the execution, delivery or performance by the Company of this Agreement or any of the other agreements, instruments and documents being or to be executed and delivered hereunder or in connection herewith or for the consummation of the transactions Contemplated hereby.

SECTION 4. FURTHER AGREEMENTS.

4.1 Maturity Date of the Notes. It is agreed that the Purchaser, as the holder of the Notes, shall amend the Notes to extend the Maturity Date to December 31, 2007 and shall use its best efforts after the date hereof to cause the Company to extend the Maturity Date of the Notes.

4.2 Director and Officer Insurance. The Purchaser acknowledges that the Company intends to use a portion of the Purchase Price to purchase a “roll-off” insurance policy with a term of six years for the benefit of the Company’s current officers and directors. The Purchaser agrees to not take any action, or have the Company take any action, to cancel such policy. The Purchaser further acknowledges that the current directors and officers of the Company are intended third party beneficiaries of this Section 4.2.

4.3 Stock Option Grants. The Purchaser acknowledges the Board of Directors has granted fully-vested options to purchase an aggregate of 1,300,000 shares of the Company’s common stock to officers and directors of the Company. The options were granted at an exercise price per share in excess of the fair market value of the Company common stock on the date of grant and the term of such options is three years.

4.4 Board Matters. The Company represents that it has obtained and is in possession of the resignations of Todd Mackintosh, John Martin and Robert Poley as members of the Board of Directors of the Company, contingent on issuance of the Shares, receipt by the Company of the Purchase Price and purchase of the Director and officer insurance policy. Following the actions in Sections 4.2 and without taking any further actions, the Company shall accept those resignations and the remaining Board Member, Phil Winner, shall immediately thereafter appoint Kamal Abdallah and Christopher McCauley to the vacancies on the Board of Directors.

4.5 Use of Proceeds. The Company intends to use the Purchase Price for general working capital expenses, costs and expenses of the negotiation and completion of this Agreement and related transactions and as set forth in this Section 4.

SECTION 5. MISCELLANEOUS PROVISIONS

5.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Nevada as such laws are applied to agreements between corporations organized and existing under Nevada law.

5.2 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach, default or noncompliance under this Agreement or any waiver of any provisions or conditions of the agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or otherwise afforded to any party, shall be cumulative and not alternative.

5.3 Notices. All notices, requests, demands and other communications required or permitted under this Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made and received on the date when delivered by hand delivery with receipt acknowledged, or upon the next business day following receipt of telex or telecopy transmission, or upon the third day after deposit in the United States mail, registered or certified with postage prepaid, return receipt requested, addressed as set forth below or at such other address as a party may designate by ten (10) days advance written notice to the other party hereto:

(a)	If to the Company:

Heartland Oil & Gas, Corp.
1625 Broadway, Suite 1480
Denver, CO 80202
Telephone:	(303) 405-8450
Fax:	(303)

(b)	If to the Purchaser:

Universal Property Development & Acquisition Corporation
14255 US Highway 1, Suite 209
Juno Beach, Florida 33408
Telephone:	(561) 630-2977
Fax:	(561) 277-2430

5.4 Assignment: Binding upon Successors and Assigns. Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.5 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver of any other default or any succeeding breach or default.

5.6 Expenses. Each party will bear its respective expenses and legal fees incurred with respect to this Agreement, and the transactions contemplated hereby.

5.7 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

5.8 Entire Agreement. This Agreement and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto, which shall remain in full force and effect. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

5.9 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Company and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Purchaser pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Purchaser hereunder solely as of the date of such certificate or instrument.

5.10 Attorneys’ Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.11 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.12 Severability. If any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or enforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of the void or enforceable provision.

5.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

The parties hereto have caused this Agreement to be executed and delivered as of the date hereof.

PURCHASER:

UNIVERSAL PROPERTY DEVELOPMENT & ACQUISITION CORPORATION

By:	/s/ Kamal Abdallah
Kamal Abdallah
CEO & Chairman of the Board

COMPANY:

HEARTLAND OIL AND GAS, CORP.

By:	/s/ Philip S. Winner
Philip S. Winner
President & Chief Executive Officer